EX-99.1

COMPANY CONTACT:
Synovics Pharmaceuticals, Inc.
Ronald Howard Lane, Ph.D.
Chairman and CEO
(602) 508-0112
www.synovics.com

Synovics Pharmaceuticals forms a
Strategic Joint Venture with Maneesh Pharmaceuticals

Ft. Lauderdale – (June 12, 2008) – Synovics Pharmaceuticals, Inc., (OTC BB: SYVC) a specialty pharmaceutical company, announced today that on June 6, 2008, it formalized a strategic partnership with Maneesh Pharmaceuticals, LTD (“Maneesh”) through the formation of a joint venture (“JV”). The JV between the companies is intended to be used as a vehicle for Synovics to have access to assets of Maneesh including personnel, drug development, operating and management systems and manufacturing. The terms of the JV provide that the Company will pay Maneesh a modest monthly fee beginning in six months and reimbursement for certain costs. There is no anticipated sharing or other distribution of Synovics’ profits with Maneesh in the JV, although the parties may agree to certain fees for products or technology in the future. The Company announced on May 15, 2008 that Maneesh had completed a second financing of $5 million bringing Maneesh’s investment in the Company to a total of $12 million. In addition to the new capital, Maneesh assumed a guarantee that the Company has with the Bank of India in the amount of $6.55 million, allowing the Company to fully release the previous guarantors of Nirmal Mulye and Nostrum Pharmaceuticals, Inc. Maneesh has three representatives on Synovics’ board of five directors.

“The strategic JV with Maneesh, together with the previously announced partnership with Harcharan (“Harry”) Singh, represents a new beginning for Synovics. The Maneesh/Singh alliances completes our goal of establishing a foundation in India for our “Front-End” strategy – a strategy of sourcing lowest cost, highly competitive generic drug products from India, marketed to our US customers through our Ft Lauderdale operations” stated Ronald Howard Lane, Ph.D., Synovics’ Chairman and Chief Executive Officer. “Maneesh provides a critical high quality competitive manufacturing technology as a cornerstone of this strategy. In the JV, Synovics will also have access to substantial resources to build and operate its business well beyond those available in-house with its current stage of development.”

“The Company and I in particular, have great enthusiasm for the alliance with Maneesh. We believe that represents a significant competitive advantage and potentially great value in a generic market where achieving lowest costs is critical and the driving force for growth. Vinay Sapte, the Managing Director of Maneesh, has demonstrated his keen ability to grow a pharmaceutical organization with his performance in building Maneesh over the past several years. The Company is most fortunate to have Mr. Sapte and other new members of Maneesh on its board together with Harry Singh.”

Mr. Sapte commented “Our zeal for Synovics is obvious by the investment we have made. We have also made Maneesh resources of personnel, operating systems and facility utilization available to the Company and presently have people from both organizations meeting in the US and India. This is in addition to the plan of providing value engineered low-cost manufacturing, product development and regulatory filings for generic drug approvals by the US Food and Drug Administration. We believe we can have an immediate and important impact on the operation of the Company and assist it in accelerating its growth.”

About Maneesh:
Maneesh is one of the fastest growing pharmaceutical companies in India. With its headquarters in Mumbai, the financial capital of India, Maneesh is a combination of high quality low-cost manufacturing, product development and international marketing. Maneesh ranks in the top 50 manufacturing companies in the Indian market of more than 8000 companies and is rapidly expanding globally through joint ventures and subsidiaries in more than 70 countries across Africa, South America, Europe, Middle East, and the Asian Continents. Maneesh has a strong marketing presence in its two Indian marketing arms, Svizera Healthcare and Maneesh Healthcare. These divisions have over 1000 medical representatives, aiding more than 200,000 doctors through a network of 1500 authorized Indian distributors. Its business model is based on high quality competitively priced products and services and is an important supplier of high quality anti-tuberculosis (Anti Tb) pharmaceutical products to the World Health Organization (WHO). Vinay Sapte founded Maneesh Pharmaceuticals, LTD, as a contract manufacturing company in 1985 and has artfully guided its development to a highly sophisticated and competitive priced global pharmaceutical manufacturing and distribution company. Tillomed Lab, Maneesh’s joint venture in the United Kingdom, is amongst the top ten generic companies in UK.

About Synovics:
Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription and over-the-counter (OTC) drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufacture and sell OTC and prescription private label drugs respectively, and Synovics Labs, Inc. a drug development subsidiary that is pursuing generic drug opportunities. Synovics employs approximately 150 people in its Ft. Lauderdale facility of 80,000. Sq Ft. The Company manufactures drug products in specialized containment suites including hormonal prescription drugs and under its Drug Enforcement Administration licenses. The Company has a Front-End strategy based business plan– a strategy of sourcing lowest cost, highly competitive generic drug products from India. The Company believes cost is the single most important element in the generic drug industry and it is reaching out through its strategic partners to source products and services from a variety of smaller and quite willing independent Indian pharmaceutical companies that have these assets, but also have limited means of accessing the US market. This strategy, with its alliances, provides Synovics a unique opportunity of using global FDA approved manufacturing companies to provide very competitive pricing for providing new ANDAs and bulk finished dose pharmaceuticals that will be custom packaged and marketed to its US customers through its Ft Lauderdale operations.

“Safe Harbor” statements under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the statements made in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by their use of words such as “expects,” “plans” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates” and other words of similar meaning. Because such statements inherently involve risks and uncertainties that cannot be predicted or quantified, actual results may differ materially from those expressed or implied by such forward-looking statements depending upon a number of factors affecting the Company's business. These factors include, among others: the difficulty in predicting the timing and outcome of product development including biostudies demonstrating “bioequivalency,” outcome of any pending or potential legal proceedings including an undertaking to recover common stock held in escrow pending the replacement of the Mulye/Nostrum bank guarantee; any patent-related matters such as patent challenge settlements and patent infringement cases; the outcome of litigation arising from challenging the validity or non-infringement of patents covering its products; the difficulty of predicting the timing of FDA approvals; court and FDA decisions on exclusivity periods; the ability of competitors to extend exclusivity periods for their products; the Company’s ability to complete product development activities in the timeframes and for the costs it expects; market and customer acceptance and demand for its products; the Company’s possible dependence on revenues from significant customers; the use of estimates in the preparation of the Company’s financial statements; the potential for competitors to file ANDAs prior to any filing by the Company pertaining to the same target brand; the impact of competitive products and pricing on products, including the launch of authorized generics; the ability to launch new products in the timeframes it expects; the availability of raw materials; the availability of any product it may purchase; the regulatory environment; the Company’s exposure to product liability and other lawsuits and contingencies; the increasing cost of insurance and the availability of product liability insurance coverage; the Company’s timely and successful completion of strategic initiatives, including integrating companies and products it may acquire and implementing its new enterprise resource planning system; fluctuations in operating results, including the effects on such results from spending for research and development, sales and marketing activities and patent challenge activities; the inherent uncertainty associated with financial projections; the outcome of ongoing efforts to improve Kirks operational efficiency and customer performance; changes in generally accepted accounting principles, fluctuations in operating results; capital adequacy; statements of future plans relating to the Company's capital needs, product development and filings with the FDA, viability, application or continuation of the Company’s business licenses including Drug, Enforcement and Administrations licenses for scheduled drugs; business and growth strategies; statements specifically concerning the successful closing of acquisitions, and satisfying closing conditions of any current or future financial transactions including debt or equity requirements, regulatory requirements; and meeting conditions set by potential equity investors, reliance on key strategic alliances, capital markets, and in general risks related to the regulatory environment and government approval processes, and any other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statement was made. The Company undertakes no obligation (nor does it intend) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required under applicable law.

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